Exhibit 99.1 (A)

 MARCUM

ACCOUNTANTS/ADVISORS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT

We consent to the inclusion in this Registration Statement of Dakota Coin Authority on Form S-1, Amendment #11, of our report dated May 23, 2024, with respect to our audits of the financial statements of Dakota Coin Authority as of September 30, 2023 and 2022 and for the years then ended, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our firm under the heading "Experts" in such Prospectus.

 /s/ Marcum LLP

New Haven, CT

May 23, 2024

Tel: 817-738-2400 Fax: 817-738-1995 www.bdo.com	301 Commerce St, Suite Fort Worth, TX 76102

Independent Accountant’s Report

Westgate Resorts, Ltd.

Westgate Funding 2024-1 LLC

Re: Westgate Resorts 2024-1 LLC (the “Issuer”)

Timeshare Collateralized Notes, Series 2024-1 (the “Notes”)

Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A to certain information relating to a pool of mortgage loans used to purchase deeded timeshare intervals (the "Timeshare Loans") relating to the Issuer's securitization transaction (the “Subject Matter”). Westgate Resorts, Ltd. and Westgate Resorts 2024-1 are responsible for the Subject Matter.

Westgate Resorts, Ltd. (the "Servicer"), Westgate Funding 2024-1 LLC (the "Depositor"), and Triumph Capital Markets ("Triumph" or the "Sole Structuring Advisor", together with the Servicer, Depositor and Sole Structuring Advisor, the "Specified Parties") have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating certain information relating to a pool of mortgage loans used to purchase the Timeshare Loans relating to the Issuer's securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

The procedures and the associated findings are included in Attachment A:

For the purpose of the procedures described in this report, the Sole Structuring Advisor, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled "2024-1 Combined-$205.7M Bond 04-30-2024 Trial Balance.xlsx" and the corresponding record layout and decode information, as applicable (the "Preliminary Data File"), that the Sole Structuring Advisor, on behalf of the Depositor, indicated contains information relating to certain Mortgage loans (the "Timeshare Loans") as of April 30, 2024 (the "Cut-off Date") that are expected to be representative of the Timeshare Loans.
ii.	Labeled “2024-1 Statistical Pool Cut - $205.7M Bond – 05-15-2024 Trial Balance.xlsx" and the corresponding record layout and decode information, as applicable (the "Data File," together with the Preliminary Data File, the "Provided Data Files"), that the Sole Structuring Advisor, on behalf of the Depositor, indicated contains information relating to certain Timeshare Loans (“Updated Preliminary Timeshare Loans”) as of May 15, 2024.

b.	Instructions, assumptions, and methodologies which are described in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Depositor, provided us with:

a.	A schedule and the corresponding record layout and decode information, as applicable, (the "Resort Mapping File"), that the Servicer, on behalf of the Depositor, indicated contains information relating to the resort name corresponding to each Timeshare Loan,
b.	Imaged copies of:
i.	The note and corresponding mortgage modification agreement (collectively and as applicable, the "Note"),
ii.	The truth in lending disclosure or closing disclosure (collectively and as applicable, the "Closing Document"),
iii.	Certain printed system screen shots of the loan record and payment histories from the Servicer's servicing system (the "System Screen Shots") and
iv.	Certain borrower credit reports (each, a "FICO Report" and collectively, the "FICO Reports," together with the Note, Closing Document and System Screen Shots, the "Source Documents") that the Servicer, on behalf of the Depositor, indicated relate to each Sample Timeshare Loan (as defined in Attachment A),
c.	The list of relevant characteristics (the "Sample Characteristics") on the Provided Data Files, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions, and methodologies which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Data Files, Resort Mapping File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Resort Mapping File, Source Documents, or any other information provided to us by the Sole Structuring Advisor or Servicer, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Timeshare Loans or Timeshare Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sole Structuring Advisor or Servicer, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were engaged by Westgate Resorts, Ltd. and Westgate Funding 2024-1 LLC to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, solely to assist the Specified Parties in evaluating certain information relating to a pool of mortgage loans used to purchase deeded timeshare intervals relating to the Issuer's securitization transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a "rating agency") or
b.	Making any findings with respect to:
i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Timeshare Loans,
iii.	Whether the originator(s) of the Timeshare Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of Westgate Resorts, Ltd. and Westgate Funding 2024-1 LLC and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ BDO USA, P.C.

Forth Worth, Texas

May 23, 2024

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Servicer, we randomly selected a sample of 150 Timeshare Loans from the Preliminary Data File (the "Sample Timeshare Loans"). For the purpose of this procedure, the Servicer, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they instructed us to use to select the Sample Timeshare Loans from the Preliminary Data File.

For each sample Timeshare Loan on the Preliminary Data File and Data File, we compared the loan number (the “Loan Number”) as shown on the Preliminary Data File to the corresponding Loan Number, as shown on the Data File, and found that:

a.	739 of the Timeshare Loans included on the Data File were not included on the Preliminary Data File,

b.	688 of the Preliminary Timeshare Loans included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Timeshare Loans”), and

c.	7 of the Removed Preliminary Timeshare Loans were Initial Sample Timeshare Loans (the “Removed Sample Timeshare Loans”). The Removed Sample Timeshare Loans are Sample Timeshare Loan Numbers 1, 51, 93, 103, 106 ,133 and 139.

2.	For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information, we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Servicer described in the notes to Exhibit 1 to Attachment A. The Source Documents that we were instructed by the Servicer, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. No exceptions were found as a result of this procedure.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Documents	Note

Loan Number	ACCOUNT	Note	i.
State	ST	Note or System Screen Shots	ii.
Sales date	CONTR_DT	Note
Amount financed	AMT_FINANCED	Note
Payment amount	PMT_AMT	Note
Interest rate	INT	Note
Maturity date	MAT_DATE	Note
Resort Name	Resort name	Note or Closing Document	iii.
Original term to maturity	TERM	Closing Document or Note	iv.
Down payment	DOWN_PAY	Closing Document
Sales price	PURCH_PR	(a) Closing Document, (b) Closing Document, System Screenshots,	v.

FICO score	FICO	FICO Reports	vi.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the state Sample Characteristic for each Sample Timeshare Loan the Servicer instructed us:
a.	To use the Note or System Screen Shots as the Source Document
b.	Not to compare the state Sample Characteristic for Sample Timeshare Loans with a COUNTRY value other than "USA," as shown on the Preliminary Data File (each, a "Sample Foreign Timeshare Loan").

iii.	For the purpose of comparing the resort name Sample Characteristic for each Sample Timeshare Loan, the Servicer instructed us to:
a.	Use the Closing Document as the Source Document if the information, as shown in the Note, is different than the corresponding information, as shown on the Preliminary Data File, and
b.	Ignore differences due to abbreviations and truncations.

iv.	For the purpose of comparing the original term to maturity Sample Characteristic for each Sample Timeshare Loan, the Servicer instructed us to use the Note as the Source Document if the information, as shown in the Closing Document, is different than the corresponding information, as shown on the Preliminary Data File.

v.	For the purpose of comparing the sales price Sample Characteristic for each Sample Timeshare Loan, the Servicer instructed us to:
a.	Use the sales price, as shown in the Closing Document, or
b.	Recalculate the sales price if the Closing Document did not contain the sales price by adding the:
1.	Down payment to
2.	Amount credited to purchaser's account with the creditor, both as shown in the Closing Document
3.	Less, the mortgage insurance financed, which is shown by the System Screenshots.

vi.	For the purpose of comparing the FICO score Sample Characteristic for each Sample Timeshare Loan, the Servicer instructed us to:
a.	Use the:
1.	Most recent FICO Report, as and
2.	Highest FICO score, as shown in the most recent FICO Report, if the corresponding FICO Report contains more than one FICO score and
b.	Not to compare the FICO score Sample Characteristic for the Sample Foreign

Timeshare Loans.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer described in the Notes above.